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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2009

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition.

On May 20, 2009, Advance Auto Parts, Inc., or the Company, issued a press release setting forth its financial results for its first quarter ended April 25, 2009. This release also includes forward looking statements related to the Company's 2009 fiscal year. The press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2009 annual meeting of stockholders of Advance Auto Parts, Inc. (“Company”) held May 20, 2009, the Company’s stockholders reelected John F. Bergstrom, John C. Brouillard, Darren R. Jackson, William S. Oglesby, Gilbert T. Ray, Carlos A. Saladrigas, and Francesca M. Spinelli to serve as members of the Company’s Board of Directors (“Board”) until the 2010 annual meeting of stockholders.  Effective May 20, 2009, Messrs. Nicholas J. LaHowchic, who had previously served as a director and as a member of the Board’s Audit Committee and Finance Committee, and Lawrence P. Castellani, who had previously served as a director and as a member of the Board’s Finance Committee, retired as Directors of the Company.  Effective May 19, 2009, the Board restructured its Committees in order to fill the vacancies created by the departures of Messrs. LaHowchic and Castellani.  All of the directors appointed as members of the Board’s Committees as reconstituted and listed below have been determined by the Board to be independent under the listing standards of the New York Stock Exchange.

Nominating and Corporate Governance Committee
Gilbert T. Ray	Chair
William S. Oglesby
Francesca M. Spinelli
John C. Brouillard

Audit Committee
Carlos A. Saladrigas	Chair, Designated Financial Expert
John C. Brouillard	NYSE Financial Management Expertise
Gilbert T. Ray

Compensation Committee
Francesca M. Spinelli	Chair
Gilbert T. Ray
John F. Bergstrom

Finance Committee
William S. Oglesby	Chair
John F. Bergstrom
Carlos A. Saladrigas

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number

	99.1	Press Release, dated May 20, 2009, issued by Advance Auto Parts, Inc.

Note: The information contained in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 20, 2009	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President, Chief Financial Officer and Assistant Secretary

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated May 20, 2009, issued by Advance Auto Parts, Inc.